Exhibit 99.1

Presented in this exhibit is "Item 6. Selected Financial Data" for both WGL and Washington Gas, which is recast from the combined annual report on Form 10-K of WGL Holdings, Inc. and Washington Gas Light Company for the fiscal year ended September 30, 2015 (2015 Form 10-K) to give effect to the balance sheet reclassifications of deferred taxes for all periods presented as a result of the retrospective adoption of ASU 2015-17 in the first quarter of fiscal year 2016.

This exhibit does not reflect events occurring after the filing of the 2015 Form 10-K, and does not modify or update the disclosures therein in any way, other than as described above.
ITEM 6. SELECTED FINANCIAL DATA-WGL Holdings, Inc.

The following table presents selected financial data for WGL derived from our financial statements as of and for the last five fiscal years. The information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the 2015 Form 10-K and the audited Consolidated Financial Statements and the Notes to the Consolidated Financial Statements attached as Exhibit 99.2 to the current report on Form 8-K filed on the date hereof.

(In thousands, except per share data)
Years Ended September 30,	2015	2014	2013	2012	2011
SUMMARY OF EARNINGS
Operating Revenues
Utility	$1,303,044	$1,416,951	$1,174,724	$1,109,355	$1,264,580
Non-utility	1,356,786	1,363,996	1,291,414	1,315,955	1,486,921
Total operating revenues	$2,659,830	$2,780,947	$2,466,138	$2,425,310	$2,751,501
Income from continuing operations	$131,259	$105,940	$80,253	$139,818	$117,050
COMMON STOCK DATA
Earnings per average share:
Basic	$2.64	$2.05	$1.55	$2.71	$2.29
Diluted	$2.62	$2.05	$1.55	$2.71	$2.28
Dividends declared per share	$1.8275	$1.7400	$1.6600	$1.5875	$1.5400
Shares outstanding—year end (thousands)	49,729	50,657	51,774	51,612	51,365
CAPITALIZATION-YEAR END
Common shareholders’ equity	$1,243,247	$1,246,576	$1,274,545	$1,269,556	$1,202,715
Washington Gas Light Company preferred stock	28,173	28,173	28,173	28,173	28,173
Long-term debt, excluding current maturities	944,201	679,228	524,067	589,202	587,213
Total capitalization	$2,215,621	$1,953,977	$1,826,785	$1,886,931	$1,818,101
OTHER FINANCIAL DATA
Property, plant and equipment-net—year-end	$3,672,728	$3,314,445	$2,907,463	$2,667,413	$2,489,901
Total assets—year-end	$5,261,359	$4,829,835	$4,235,538	$4,098,543	$3,790,218

ITEM 6. SELECTED FINANCIAL DATA-Washington Gas Light Company

The following table presents selected financial data for Washington Gas derived from the financial statements as of and for the last five fiscal years. The information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the 2015 Form 10-K and the audited Consolidated Financial Statements and the Notes to the Consolidated Financial Statements attached as Exhibit 99.2 to the current report on Form 8-K filed on the date hereof.

(In thousands, except per share data)
Years Ended September 30,	2015	2014	2013	2012	2011
SUMMARY OF EARNINGS
Operating Revenues
Utility	$1,328,191	$1,443,800	$1,200,357	$1,137,666	$1,288,539
Non-utility	—	—	—	—	—
Total operating revenues	$1,328,191	$1,443,800	$1,200,357	$1,137,666	$1,288,539
Income from continuing operations	$107,358	$97,004	$71,002	$108,726	$68,270
CAPITALIZATION-YEAR END
Common shareholder’s equity	$1,081,292	$1,050,166	$1,024,583	$1,025,743	$990,135
Preferred stock	28,173	28,173	28,173	28,173	28,173
Long-term debt, excluding current maturities	695,885	679,228	524,067	589,202	587,213
Total capitalization	$1,805,350	$1,757,567	$1,576,823	$1,643,118	$1,605,521
OTHER FINANCIAL DATA
Property, plant and equipment-net—year-end	$3,243,446	$3,022,064	$2,724,882	$2,574,396	$2,448,574
Total assets—year-end	$4,204,132	$3,942,162	$3,447,389	$3,488,849	$3,363,300
UTILITY GAS SALES AND DELIVERIES (thousands of therms)
Gas sold and delivered
Residential firm	734,874	738,963	660,424	540,206	677,558
Commercial and industrial
Firm	197,543	200,153	180,942	149,515	179,207
Interruptible	2,072	2,193	2,897	2,042	2,573
Total gas sold and delivered	934,489	941,309	844,263	691,763	859,338
Gas delivered for others
Firm	558,125	535,503	488,182	436,698	501,187
Interruptible	260,264	267,705	270,884	243,031	271,421
Electric generation	179,061	144,403	177,533	343,315	140,557
Total gas delivered for others	997,450	947,611	936,599	1,023,044	913,165
Total utility gas sales and deliveries	1,931,939	1,888,920	1,780,862	1,714,807	1,772,503
OTHER STATISTICS
Active customer meters—year-end	1,129,865	1,117,043	1,105,123	1,094,109	1,082,983
New customer meters added	12,099	13,327	12,468	11,250	9,868
Heating degree days—actual	3,929	4,111	3,769	3,036	3,999
Weather percent colder (warmer) than normal	4.6%	9.6%	(0.2)%	(20.1)%	6.1%